UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07537

Name of Registrant: Royce Capital Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service: John E. Denneen, Esq. 745 Fifth Avenue New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31, 2023
Date of reporting period: January 1, 2023 – June 30, 2023

Item 1. Reports to Shareholders.

royceinvest.com

Royce Capital Fund 2023 Semiannual

Review and Report to Shareholders

June 30, 2023

Royce Capital Fund–Micro-Cap Portfolio

Royce Capital Fund–Small-Cap Portfolio

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Letter to Our Shareholders

THE BIGGER THE BETTER?

U.S. stocks finished the first six months of 2023 in strong shape, with all the major domestic indexes squarely in the black at the end of June. Several factors seemed to play a role in fostering a more optimistic mindset: returns in April and May were low for the large-cap Russell 1000 Index and negative for the small-cap Russell 2000 Index, which likely encouraged some investors to give equities a fresh look. Investors may also have begun looking past concerns about inflation and recession toward a more stable, perhaps even vibrant period of economic growth. Employment stayed strong while recession talk moderated in terms of both coverage and volume. Both were encouraging developments, though the Fed’s decision to skip an interest rate hike in June, even as the central bank all but promised increases in July and September, was almost certainly an even bigger factor.

How well stocks performed during 2023’s first half varied considerably depending on where one looked along the market capitalization spectrum. In general, the farther upward one traveled, the higher the returns ran. Interestingly (and somewhat frustratingly), 2023 began with an advantage for small-cap stocks. It was short-lived, however, lasting only until this year’s high for the Russell 2000 on Groundhog Day (2/2/23) before giving way to a rather dramatic reversal. As of 1/31/23, the small-cap index was 300 basis points ahead of the Russell 1000 for the year-to-date period (+9.7% versus +6.7%). At the end of June, however, the Russell 2000 was running 859 basis points behind the Russell 1000 for the year-to-date period ended 6/30/23.

Returns for the Russell Microcap, Russell 2000, Russell 1000, and Russell Top 50

Year-to-Date through 6/30/23

Past performance is no guarantee of future results.

LETTER TO OUR SHAREHOLDERS

And although returns were lower, large-cap outperformance was also the pattern among non-U.S. stocks, with the difference being that the year-to-date spread was much narrower: the MSCI ACWI ex USA Small Cap Index rose 6.8% in 2023’s first half while the MSCI ACWI ex USA Large Cap Index increased 9.8%.

ARTIFICIAL INTELLIGENCE: A MARKET-SHAPING FORCE?

We think a couple of related observations are relevant from the standpoint of small-cap specialists like us: first, two factors affected the shift in leadership between U.S. small- and large-cap stocks, one that disproportionately hurt small caps and another that disproportionately helped a few mega-cap names. Small caps bore the brunt of the damage from the banking crisis, which had its most adverse effects on the share prices of smaller regional players. (It came as no surprise to us that banks were the top-detracting industry in the Russell 2000 for 2023’s first half.) The factor that helped large cap, and in our view the primary driver of that asset class’s higher returns in the first half of the year, was the promise of artificial intelligence (“AI”), a major secular trend whose impacts have just begun to register.

Widespread positive performance masked how top heavy and tightly concentrated returns have become since stocks began rallying near the end of 2022. Looking closer at first-half results reveals the degree to which the prospects for AI drove large-cap performance, which was dominated by impressive results for “The Magnificent Seven,” a handful of mostly familiar behemoths: Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA, and Tesla. The combined market capitalizations of these seven companies accounted for 25.1% of the Russell 1000’s total market capitalization at the end of June. To get an additional sense of how enormous they are: Apple, the largest of them as of June 30, had a market cap of $3.05 trillion—which was more than the market cap of the entire Russell 2000 as of that same date. Considering there are more than 4,000 publicly traded companies in the U.S., this is an almost absurd level of concentration, one that appears unsustainable to us. It is a level of concentration the market has not seen since the ‘Nifty Fifty’ market of the early to mid 1970s. Each of “The Magnificent Seven” is considered one of the primary beneficiaries of AI’s vast untapped potential. Without them, the Russell 2000 would have beaten the Russell 1000 in the first half of 2023. (We feel it’s also worth mentioning that the fall of the Nifty Fifty, all of them established large-cap stocks at the time, precipitated a long run of small-cap outperformance.)

The Russell 2000 Beat the Russell 1000, Excluding the “Magnificent Seven”

Year-to Date Performance for the Russell 2000, Russell 1000, Russell 1000 ex. the Magnificent 7, and the Magnificent 7

Past performance is no guarantee of future results.

ARE SMALL CAPS MOVING FROM BEAR TO BULL?

Unlike their bigger siblings, small caps remained in a bear market at the end of June. The Russell 2000 was down -20.8% from its last peak on 11/8/21, though a positive July brought it out of bear territory—a decline of at least -20.0% from its prior peak. By way of contrast, the Russell 1000 was down only -6.2% from its last peak on 1/3/22, and the tech-heavy Nasdaq fell just -12.9% from its most recent high on 11/19/21, through 6/30/23. Yet we are optimistic both in spite of the relative disadvantage of small-caps and, in some ways, because of it.

The average stock in the Russell 2000 was -28% off its 52-week high at the end of June, which gives some sense of the opportunity set that exists within small cap—and with it, the potential for improved performance going forward. Our expectation is that this potential will be realized over the next few years.

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LETTER TO OUR SHAREHOLDERS

First, significant multiple compression has occurred over the last several months among small caps, particularly small-cap value stocks. The result is that valuations looked highly favorable for the Russell 2000, on both an absolute basis and relative to the Russell 1000, where they remain close to a 20-year low, based on our preferred valuation metric, enterprise value over earnings before interest & taxes (“EV/EBIT”). Unsurprisingly in light of how it has recently lagged growth, the Russell 2000 Value Index finished June much more attractively valued than the Russell 2000 Growth Index, based on that same EV/EBIT metric. It is also worth noting that concerns about elevated valuations in the overall market have played out in an inflationary climate with rising interest rates and widespread anxiety that the economy is about to slip into a recession. We suspect that these concerns will continue to recede as economic news continues to skew more positively. Of course, we are more focused on the absolute valuations of individual companies, which in many instances look appealingly inexpensive to us. The average stock in the Russell 2000 was -28% off its 52-week high at the end of June, which gives some sense of the opportunity set that exists within small cap—and with it, the potential for improved performance going forward. Our expectation is that this potential will be realized over the next few years.

LISTENING TO CLIO, OR A SMALL-CAP HISTORY IN 3 CHARTS

We also see history (and Clio is the Muse of that discipline) showing several reasons why small-cap investors may currently have reasons to be cheerful. We are of course mindful of the fact that history seldom repeats itself. But it often rhymes—and always offers valuable lessons for those of us who take the time to examine previous performance patterns. We began with an analysis of what has happened at the end of past rate hike cycles. While our current era has seen the fastest pace of interest rate hikes on record, there have been other interest rate increase cycles. We looked at the subsequent one-year returns for small cap over four previous periods with rate hikes, going back to 1993. The Russell 2000 had positive performance in three of the four periods, and in each of those three, returns were in the double digits. Over all four periods, the small-cap index averaged an impressive 18.4% gain.

Historical Performance Post Final Fed Rate Hikes

Subsequent Average Annual 1-Year Returns for the Russell 2000 Following Final Rate Hikes from 3/31/93 through 6/30/23

Past performance is no guarantee of future results.

Looking more closely at the present, we find that January and June were the only months so far in 2023 when the Russell 2000 had positive returns. There were four straight down months in between, a rare occurrence that has happened only nine times since the inception of the index on 12/31/78. We wanted to see what shape performance took over the subsequent one-, three-, and five-year spans. What we found was very encouraging, with each period coming in comfortably above the one-, three-, and five-year monthly rolling averages for the Russell 2000 since inception. For the eight periods for which we have data, subsequent one-year returns averaged 24.7%; subsequent three-year returns averaged 21.0%; and subsequent five-year returns averaged 16.8%.

Russell 2000 Average Returns Following Four Consecutive Months with Negative Returns

From Russell 2000 Inception (12/31/78) through 6/30/23

Past performance is no guarantee of future results.

The Russell 2000 has had four consecutive down months in 9 out 534 periods.

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LETTER TO OUR SHAREHOLDERS

We are all hoping for a robust rebound for the U.S. economy for many reasons, not the least of which is that small caps, in particular the cyclical industries that mostly populate our portfolios, tend to do especially well in a thriving economy.

We also looked at data that demonstrates how strong and lasting a rebound small caps have enjoyed after low annualized five-year periods such as we had at the end of June, when the small-cap index’s average annualized 5-year return was a paltry 4.2%. The Russell 2000 had positive annualized five-year returns 100% of the time—in all 81 five-year periods— averaging an impressive 14.9%, which was well above its monthly rolling five-year return since inception of 10.4%.

Why Better Small-Cap Performance May Be Ahead

Subsequent Average Annualized 5-Year Performance for the Russell 2000 Following 5-Year Annualized Return Ranges of Less Than 5% from 12/31/83 through 6/30/23

Past performance is no guarantee of future results.

It appears to us that history is on the side of strong small-cap performance going forward.

THE FUTURE’S SO BRIGHT?

We are all hoping for a robust rebound for the U.S. economy for many reasons, not the least of which is that small caps, in particular the cyclical industries that mostly populate our portfolios, tend to do especially well in a thriving economy. And while some data points remain concerning—most notably higher rates, wobbly industrial production, and a stubbornly inverted yield curve—there are also many signs that the economy is inching closer to recovery. To be sure, a soft landing looks more and more likely to us, while the kind of deep and potentially lengthy recession many have been anticipating since late 2021 looks less and less likely. As Neil

Dutta at Renaissance Macro recently put it, “The statute of limitations has now kicked in” regarding a recession in the U.S.

The U.S. Commerce Department reported a 0.9% seasonally adjusted increase in construction spending for May, which included a significant jump in spending on new manufacturing facilities. There was a 76.3% increase from a year earlier, as well as a 1% advance in May over April. The Commerce Department also showed that spending on manufacturing construction accounted for almost 0.5% of first-quarter GDP, its largest share since 1991. And its second-quarter share of GDP is expected to be even higher. Homebuilding rose by 21.7% in May, a record monthly surge that defied expectations of a slowdown. CapEx has been steady and has shown signs of improving, with the ISM services index re-accelerating in June. Durable goods orders rose for the fourth consecutive month in that same month, hitting a record high for nondefense capital goods (excluding aircraft or core capital goods, a proxy for business equipment investment). Moreover, retail and vehicle sales rose in June while the University of Michigan’s consumer sentiment measure rose in July. Most important, however, was that second-quarter GDP came in higher than expected, thanks to resilient consumers and robust business investment, as inflation continued to moderate, rising at the slowest rate in more than two years. We think investors should also keep in mind that rate hikes and inflation will likely be sunsetting over the next year or so, when the positive impacts of reshoring, the infrastructure bill, and the CHIPs Act will begin to take effect.

All this encouraging news may be of special relevance to small-cap investors. We looked at data going back to the 1940s, using the Center for Research in Securities Prices data where the CRSP 6-10 is the small-cap proxy, to see what happened to small caps in recessionary periods. The historical pattern is that small caps tend to trough before recessions end, advancing 33.3% on average from the small-cap trough to the end of the recession. As we have said previously, investors typically pay a steep price for waiting, whether for the market to bottom or a recession to end. And a recession remains a possibility, despite recent developments.

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LETTER TO OUR SHAREHOLDERS

The Price of Waiting for Recessions to End

Average Small-Cap Return from Market Trough to Recession’s End Was 33.3% from 6/30/49 through 4/30/20

Past performance is no guarantee of future results.

Ultimately, of course, we are bottom-up stock pickers. Our knowledge and experience lie in analyzing companies and managing portfolios. So, as important as we think all this data is, we put more trust into what we are hearing from company management teams. In our conversations, there continues to be a sense of cautious optimism—which was reflected in generally solid earnings for many holdings for the second quarter and few, if any, profit warnings so far for the third. All of this is consistent with our contention that small caps are due—arguably overdue—for a breakout in the coming months. Our confidence in the prospects for disciplined and patient active management within small cap remains high.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce Investment Partners	Co-Chief Investment Officer,	Royce Investment Partners
Royce Investment Partners
July 31, 2023

6 | This page is not part of the Royce Capital Fund 2023 Semiannual Report to Shareholders

Performance and Expenses

Performance and Expenses

As of June 30, 2023

	YTD[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/27/96)	ANNUAL OPERATING EXPENSES (%)
Royce Capital Fund–Micro-Cap Portfolio	9.20	17.80	15.43	6.08	6.32	5.58	7.55	8.91	9.42	1.16
Royce Capital Fund–Small-Cap Portfolio	8.13	21.26	17.96	3.59	5.92	6.39	8.36	8.79	9.40	1.15
INDEX
Russell Microcap Index	2.32	6.63	9.09	2.07	7.29	7.70	7.55	N/A	N/A	N/A
Russell 2000 Value Index	2.50	6.01	15.43	3.54	7.29	7.72	8.29	7.62	N/A	N/A
Russell 2000 Index	8.09	12.31	10.82	4.21	8.26	8.43	8.89	7.26	N/A	N/A

1 Not annualized.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. The Funds’ total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Funds. All performance and expense information reflects the result for each Fund’s Investment Class Shares. Annual operating expenses reflect the total gross operating expenses for each Fund’s Investment Class as of each Fund’s most current prospectus and include management fees and other expenses. All expense information is reported as of each Fund’s most current prospectus.

Service Class Shares bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Each series of Royce Capital Fund is subject to market risk—the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent Covid-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Royce Micro-Cap Portfolio invests primarily in micro-cap companies while Royce Small-Cap Portfolio invests primarily in small-cap companies. Investments in micro-cap and small-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each series of Royce Capital Fund may invest up to 25% of its net assets in foreign securities. Investments in foreign securities may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) As of 6/30/23, Royce Small-Cap Portfolio invested a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Portfolio’s overall value to decline to a greater degree. Royce Micro-Cap Portfolio’s broadly diversified portfolio does not ensure a profit or guarantee against loss. (Please see “Primary Risks for Fund Investors” in the prospectus.) This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

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MANAGERS’ DISCUSSION (UNAUDITED)

Royce Capital Fund–Micro-Cap Portfolio (RCM)

Jim Stoeffel

Brendan Hartman

FUND PERFORMANCE

Royce Capital Fund–Micro-Cap Portfolio beat both its primary benchmark, the Russell Microcap Index, and its secondary benchmark, the Russell 2000 Index, for the one-, three-, and five-year periods ended 6/30/23. The Fund also outperformed the Russell 2000 for the 25-year and since inception (12/27/96) periods ended 6/30/23 (data for the Russell Microcap only goes back to 2000). For the year-to-date period ended 6/30/23, the Fund advanced 9.2%, outpacing both the Russell Microcap, which was up 2.3%, and the Russell 2000, which gained 8.1%, for the same period.

WHAT WORKED… AND WHAT DIDN’T

Seven of the Fund’s nine equity sectors made a positive contribution to performance in the first half of 2023, led by Information Technology, Industrials, and Health Care. Financials and Communications Services detracted while Real Estate made the smallest contribution. The top-contributing industries were semiconductors & semiconductor equipment (Information Technology), machinery (Industrials), and electronic equipment, instruments & components (Information Technology) while banks (Financials), specialty retail (Consumer Discretionary), and professional services (Industrials) were the biggest detractors.

The Fund’s two top contributing positions in the first half of 2023 are benefiting from the growing significance of silicon carbide semiconductors in electric vehicles. While we have been selling shares of each, we continue to hold solid positions because we believe this is a long-term secular trend in its early stages. Axcelis Technologies makes and services ion implantation, dry strip, thermal processing, and curing equipment used in semiconductor chip fabrication. Axcelis is a predominant player in providing ion implantation systems for the semiconductor industry, which is becoming increasingly important as power management devices have become critical in numerous industries. Aehr Test Systems has unique semiconductor testing systems that address processes where the cost of chip failure is especially high. Arlo Technologies provides home security cameras and related security monitoring services. For the past year or so, Arlo has been transforming its business from a legacy, low margin hardware focus to a subscription model with recurring revenues and high margins. We believe the stock hit an inflection point in this transition during the second quarter of 2023 when the superior economics of the subscription model and its impact on growth and margins became evident to investors.

Top Contributors to Performance Year-to-Date Through 6/30/23 (%)[1]		Top Detractors from Performance Year-to-Date Through 6/30/23 (%)[2]
Axcelis Technologies	1.15	Cutera	-0.64
Aehr Test Systems	0.91	Investar Holding Corporation	-0.62
Arlo Technologies	0.81	DZS	-0.62
CIRCOR International	0.80	Western New England Bancorp	-0.56
Universal Stainless & Alloy Products	0.79	QuinStreet	-0.51
[1] Includes dividends		[2] Net of dividends

The top detractor was aesthetic medical device maker, Cutera, which suffered through an earnings guidance cut as its core business slowed. An ensuing boardroom battle resulted in the firing of the well regarded CEO and Chair, creating more uncertainty. This individual has since rejoined the company as an advisor while the Board looks for a permanent CEO. We held shares as we believe there is significant asset value in the business that, once stabilized by new management, should make it an appealing part of a larger company. Regional bank Investar Holding Corporation was hurt by the recent banking crisis and concerns about increased credit losses in a slowing economy. However, we think these risks are outweighed by its longer-term prospects in a growing economy. DZS manufactures communications network equipment that helps deliver high speed fiber access. DZS lowered earnings guidance and was also in non-compliance with loan covenants that it is working with lenders to renegotiate while also dealing with a revenue recognition issue that DZS described as a one-off discovered during the collection process. We held a small position at the end of June.

Relative to the Russell Microcap, both sector allocation and stock selection were additive to Fund performance. The combination of our larger weighting and stock picks in Information Technology and Industrials helped most, along with our lower exposure to Financials. Offsetting our relative edge somewhat were lower exposure to Health Care, stock selection and our higher weight in Communication Services, and stock picks in Consumer Discretionary.

CURRENT POSITIONING AND OUTLOOK

While Artificial Intelligence (“AI”) has seen ample hype, we see it as one more secular trend that is driving demand for semiconductors and processing bandwidth. This plays into our portfolio positioning as select smaller technology names are providing critical components in this value chain. We view our technology companies as “picks and shovel” providers into a myriad of long-term technology trends and view many of our industrial companies as possessing similar characteristics. We also expect many industrial companies to benefit from the increasing use of AI to drive efficiencies in their operations. More significantly, however, we believe many of these large macro trends require substantial infrastructure investments and have underlying government support, one example being the shift to green energy, which requires significant investments in electrical transmission capabilities. While we are excited about our positioning in the intermediate term, we are also cognizant of short-term market pressures, most notably the unprecedented pace of Fed rate hikes. Although inflationary pressures have meaningfully moderated, the Fed remains in a hawkish mode. These pressures are likely to be exacerbated by commercial banks tightening lending standards. Likewise, the attempted coup in Russia highlighted the ever-present black swan risks that are hard to underwrite. That said, we believe the intermediate-term opportunities outweigh the short-term risks, and our outlook remains constructive.

8 | Royce Capital Fund 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RCMCX RCMSX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/27/96)
RCM	9.20	17.80	15.43	6.08	6.32	5.58	7.55	8.91	9.42
Annual Operating Expenses: 1.16%

1 Not annualized

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 32 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Inception)

as of 6/30/23 ($)

Includes reinvestment of distributions.

Top 10 Positions

% of Net Assets

Photronics	1.4
Universal Stainless & Alloy Products	1.4
Newpark Resources	1.4
Modine Manufacturing	1.3
Axcelis Technologies	1.2
Distribution Solutions Group	1.2
Aehr Test Systems	1.2
Quanex Building Products	1.1
Cohu	1.1
VSE Corporation	1.1

Portfolio Sector Breakdown

% of Net Assets

Information Technology	26.3
Industrials	23.5
Consumer Discretionary	11.7
Financials	10.8
Health Care	7.6
Materials	4.7
Communication Services	3.9
Energy	2.8
Real Estate	0.5
Cash and Cash Equivalents	8.2

Calendar Year Total Returns (%)

YEAR	RCM
2022	-22.4
2021	30.0
2020	23.8
2019	19.6
2018	-9.0
2017	5.2
2016	19.7
2015	-12.5
2014	-3.6
2013	21.0
2012	7.6
2011	-12.1
2010	30.1
2009	57.9
2008	-43.3

Upside/Downside Capture Ratios

Periods Ended 6/30/23 (%)

	UPSIDE	DOWNSIDE
10-Year	85	85
From 6/30/00 (Russell Microcap Inception)	92	80

Portfolio Diagnostics

Fund Net Assets	$141 million
Number of Holdings	125
Turnover Rate	13%
Average Market Capitalization [1]	$545 million
Weighted Average P/B Ratio [2]	1.7x
Active Share [3]	90%
U.S. Investments (% of Net Assets)	81.9%
Non-U.S. Investments (% of Net Assets)	9.9%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.royceinvest.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCM’s Service Class bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

Royce Capital Fund 2023 Semiannual Report to Shareholders | 9

Schedule of Investments

Royce Capital Fund - Micro-Cap Portfolio

Common Stocks – 91.8%

	SHARES	VALUE
COMMUNICATION SERVICES – 3.9%
ENTERTAINMENT - 1.1%
Chicken Soup for the Soul Entertainment Cl. A [1]	182,316	$216,045
Gaia Cl. A [1]	73,746	170,353
IMAX Corporation [1]	72,700	1,235,173
		1,621,571
INTERACTIVE MEDIA & SERVICES - 0.7%
QuinStreet [1]	107,400	948,342
MEDIA - 2.1%
Entravision Communications Cl. A	84,600	371,394
†Innovid Corp. [1]	209,700	228,573
Magnite [1]	96,900	1,322,685
Thryv Holdings [1]	41,800	1,028,280
		2,950,932
Total (Cost $6,678,246)		5,520,845

CONSUMER DISCRETIONARY – 11.7%
AUTOMOBILE COMPONENTS - 2.2%
Modine Manufacturing [1]	55,500	1,832,610
Stoneridge [1]	63,600	1,198,860
		3,031,470
DIVERSIFIED CONSUMER SERVICES - 0.2%
Lincoln Educational Services [1]	49,931	336,535
HOTELS, RESTAURANTS & LEISURE - 1.6%
Century Casinos [1]	141,300	1,003,230
Lindblad Expeditions Holdings [1,2]	115,200	1,253,376
		2,256,606
HOUSEHOLD DURABLES - 1.9%
†Hovnanian Enterprises Cl. A [1]	15,400	1,527,834
Legacy Housing [1]	51,096	1,184,916
		2,712,750
LEISURE PRODUCTS - 1.4%
American Outdoor Brands [1]	103,245	896,167
MasterCraft Boat Holdings [1]	36,317	1,113,116
		2,009,283
SPECIALTY RETAIL - 3.6%
Barnes & Noble Education [1]	46,700	58,842
Chico’s FAS [1]	211,200	1,129,920
Citi Trends [1]	59,986	1,059,353
JOANN [1]	95,388	83,369
OneWater Marine Cl. A [1]	19,800	717,552
Shoe Carnival	48,300	1,134,084
Zumiez [1]	53,300	887,978
		5,071,098
TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Fossil Group [1]	178,900	459,773
Vera Bradley [1]	103,900	663,921
		1,123,694
Total (Cost $14,316,051)		16,541,436

ENERGY – 2.8%
ENERGY EQUIPMENT & SERVICES - 2.8%
Natural Gas Services Group [1]	129,866	1,285,673
Newpark Resources [1]	365,900	1,913,657
Profire Energy [1]	623,429	766,818
Total (Cost $3,045,022)		3,966,148

FINANCIALS – 10.8%
BANKS - 6.5%
BayCom Corporation	68,582	1,143,948
Customers Bancorp [1]	32,000	968,320
HarborOne Bancorp	108,491	941,702
HBT Financial	74,388	1,371,715
HomeTrust Bancshares	51,400	1,073,746
Investar Holding Corporation	78,710	953,178
Midway Investments [1,3]	1,751,577	0
Stellar Bancorp	42,845	980,722
Territorial Bancorp	50,308	617,782
Western New England Bancorp	176,862	1,032,874
		9,083,987
CAPITAL MARKETS - 3.6%
B. Riley Financial	23,500	1,080,530
Canaccord Genuity Group	73,682	464,423
Silvercrest Asset Management Group Cl. A	74,684	1,512,351
Sprott	30,380	983,581
StoneX Group [1]	12,600	1,046,808
		5,087,693
FINANCIAL SERVICES - 0.7%
Cass Information Systems	26,548	1,029,531
Total (Cost $14,774,795)		15,201,211

HEALTH CARE – 7.6%
BIOTECHNOLOGY - 2.0%
†ARS Pharmaceuticals [1]	75,600	506,520
CareDx [1]	67,000	569,500
Dynavax Technologies [1]	82,600	1,067,192
MeiraGTx Holdings [1]	99,200	666,624
		2,809,836
HEALTH CARE EQUIPMENT & SUPPLIES - 4.1%
Apyx Medical [1]	212,000	1,066,360
Artivion [1]	78,089	1,342,350
AtriCure [1]	17,500	863,800
Cutera [1]	21,600	326,808
OrthoPediatrics Corp. [1]	21,600	947,160
Profound Medical [1]	97,500	1,248,971
		5,795,449
LIFE SCIENCES TOOLS & SERVICES - 1.0%
Harvard Bioscience [1]	257,880	1,415,761
PHARMACEUTICALS - 0.5%
†Harrow Health [1]	33,600	639,744
Total (Cost $8,613,774)		10,660,790

INDUSTRIALS – 23.5%
AEROSPACE & DEFENSE - 2.0%
Astronics Corporation [1]	58,955	1,170,846
Cadre Holdings	48,905	1,066,129
CPI Aerostructures [1]	151,879	590,809
		2,827,784
BUILDING PRODUCTS - 1.1%
Quanex Building Products	58,900	1,581,465
COMMERCIAL SERVICES & SUPPLIES - 3.3%
Acme United	35,185	877,514
†CECO Environmental [1]	72,900	973,944
Heritage-Crystal Clean [1]	32,534	1,229,460
VSE Corporation	28,300	1,547,727
		4,628,645
CONSTRUCTION & ENGINEERING - 3.7%
Concrete Pumping Holdings [1]	132,600	1,064,778

10 | Royce Capital Fund 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE
INDUSTRIALS (continued)
CONSTRUCTION & ENGINEERING (continued)
Construction Partners Cl. A [1]	49,100	$1,541,249
IES Holdings [1]	25,700	1,461,816
Northwest Pipe [1]	38,978	1,178,695
		5,246,538
ELECTRICAL EQUIPMENT - 0.8%
American Superconductor [1]	174,900	1,094,874
MACHINERY - 5.5%
Alimak Group [4]	85,400	667,739
Commercial Vehicle Group [1]	106,245	1,179,320
Graham Corporation [1]	108,796	1,444,811
Luxfer Holdings	68,700	977,601
Porvair [4]	130,796	1,053,892
Shyft Group (The)	40,800	900,048
Wabash National	57,200	1,466,608
		7,690,019
MARINE TRANSPORTATION - 0.9%
Clarkson [4]	33,900	1,274,386
PROFESSIONAL SERVICES - 4.1%
CRA International	12,196	1,243,992
Forrester Research [1]	33,300	968,697
Kforce	17,400	1,090,284
NV5 Global [1]	10,700	1,185,239
Resources Connection	86,654	1,361,334
		5,849,546
TRADING COMPANIES & DISTRIBUTORS - 2.1%
Distribution Solutions Group [1]	32,324	1,682,787
Transcat [1]	15,745	1,343,206
		3,025,993
Total (Cost $23,070,399)		33,219,250

INFORMATION TECHNOLOGY – 26.3%
COMMUNICATIONS EQUIPMENT - 5.0%
Applied Optoelectronics [1]	234,088	1,395,165
Clearfield [1,2]	23,700	1,122,195
Comtech Telecommunications	67,363	615,698
Digi International [1]	32,259	1,270,682
DZS [1]	114,900	456,153
EMCORE Corporation [1]	241,100	181,452
Genasys [1]	215,039	559,101
Harmonic [1]	87,400	1,413,258
		7,013,704
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.3%
Arlo Technologies [1]	130,400	1,422,664
FARO Technologies [1]	39,500	639,900
LightPath Technologies Cl. A [1]	383,700	517,995
Luna Innovations [1]	169,182	1,542,940
nLIGHT [1]	97,700	1,506,534
PAR Technology [1]	33,800	1,113,034
PowerFleet [1]	157,594	472,782
VIA optronics ADR [1]	116,260	306,926
Vishay Precision Group [1]	35,200	1,307,680
		8,830,455
IT SERVICES - 0.8%
Computer Task Group [1]	145,841	1,109,850
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 12.0%
Aehr Test Systems [1],[2]	39,600	1,633,500
Amtech Systems [1]	83,889	801,979
Axcelis Technologies [1]	9,300	1,704,969
AXT [1]	216,200	743,728
Camtek [1]	40,552	1,444,868
Cohu [1]	37,600	1,562,656
Ichor Holdings [1]	36,200	1,357,500
Nova [1,2]	11,300	1,325,490
NVE Corporation	15,800	1,539,552
PDF Solutions [1]	34,100	1,537,910
Photronics [1]	77,200	1,990,988
Ultra Clean Holdings [1]	35,400	1,361,484
		17,004,624
SOFTWARE - 0.8%
Agilysys [1]	16,200	1,111,968
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.4%
AstroNova [1]	87,885	1,274,332
Intevac [1]	198,336	743,760
		2,018,092
Total (Cost $25,225,604)		37,088,693

MATERIALS – 4.7%
CHEMICALS - 0.4%
Aspen Aerogels [1]	75,017	591,884
METALS & MINING - 4.3%
Altius Minerals	49,700	821,612
Ferroglobe [1]	124,300	592,911
Haynes International	26,870	1,365,533
Major Drilling Group International [1]	201,400	1,389,542
Universal Stainless & Alloy Products [1]	136,647	1,914,425
		6,084,023
Total (Cost $4,938,269)		6,675,907

REAL ESTATE – 0.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
FRP Holdings [1]	13,040	750,713
Total (Cost $249,122)		750,713

TOTAL COMMON STOCKS
(Cost $100,911,282)		129,624,993

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2023 Semiannual Report to Shareholders | 11

Schedule of Investments	June 30, 2023 (unaudited)

Royce Capital Fund - Micro-Cap Portfolio (continued)

	SHARES	VALUE

REPURCHASE AGREEMENT– 4.3%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $6,103,321 (collateralized by obligations of U.S. Government Agencies, 4.25% due 11/15/40, valued at $6,223,835)
(Cost $6,101,795)		$6,101,795

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
Money Market Funds Federated Hermes Government Obligations Fund - Institutional Shares (7 day yield-4.92%)
(Cost $273,634)	273,634	273,634

TOTAL INVESTMENTS – 96.3%
(Cost $107,286,711)		136,000,422

CASH AND OTHER ASSETS LESS LIABILITIES – 3.7%		5,258,459

NET ASSETS – 100.0%		$141,258,881

ADR- American Depository Receipt

† New additions in 2023.

[1]	Non-income producing.

[2]	All or a portion of these securities were on loan as of June 30, 2023.

[3]	A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Trustees. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities and/or due to the application of fair value factors. See Notes to Financial Statements.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2023, market value.

12 | Royce Capital Fund 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

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Royce Capital Fund 2023 Semiannual Report to Shareholders | 13

MANAGER’S DISCUSSION (UNAUDITED)

Royce Capital Fund–Small-Cap Portfolio (RCS)

Jay Kaplan, CFA

FUND PERFORMANCE

Royce Capital Fund–Small-Cap Portfolio gained 8.1% for the year-to-date period ended 6/30/23 versus a gain of 2.5% for its primary benchmark, the Russell 2000 Value Index, and an advance of 8.1% for its secondary benchmark, the Russell 2000 Index, for the same period. The Fund also outperformed the Russell 2000 Value for the 1-, 3-, 5-, 20-, 25-year, and since inception (12/27/96) periods ended 6/30/23 while also beating the Russell 2000 for the same 1-, 3-, 25-year, and since inception periods through the end of June.

WHAT WORKED… AND WHAT DIDN’T

Six of the portfolio’s 10 equity sectors made a positive impact on performance in 2023’s first half. The sectors making the largest positive contributions were Information Technology, Industrials, and Consumer Discretionary while the largest negative impacts came from Financials, Health Care, and Consumer Staples. At the industry level, electronic equipment, instruments & components (Information Technology), household durables (Consumer Discretionary), and oil, gas & consumable fuels (Energy) contributed most while banks (Financials), biotechnology (Health Care), and professional services (Industrials) were the largest detractors.

The portfolio’s top contributor at the position level in 2023’s first half was Sterling Infrastructure, which provides advanced, large-scale site development services for data centers, manufacturing facilities, and e-commerce distribution centers. Sterling began to reposition itself six years ago, moving from a highly levered highway builder to its current businesses. Its 2023’s first quarter earnings release highlighted double-digit revenue growth and gross margin expansion. Preformed Line Products manufactures products that support, protect, connect, and secure cables and wires for the energy, communications, cable television, and information industries. The company passed on price increases as raw material costs climbed, which led to improved profitability, as demonstrated by its record earnings per share in 2023’s first quarter. Jabil provides digital prototyping, printed electronics, device integration, circuit designing, and volume board assembly services for the automotive, energy, and defense and aerospace industries. As package preparation and shipping has grown more detailed and specialized, the company’s business has grown, as have profit margins.

Top Contributors to Performance		Top Detractors from Performance
Year-to-Date Through 6/30/23 (%)[1]		Year-to-Date Through 6/30/23 (%)[2]

Sterling Infrastructure	1.09	Timberland Bancorp	-0.42
Preformed Line Products	0.95	Western New England Bancorp	-0.35
Jabil	0.92	CNB Financial	-0.33
PulteGroup	0.84	Mid Penn Bancorp	-0.29
M/I Homes	0.69	SIGA Technologies	-0.29
[1] Includes dividends		[2] Net of dividends

Four of the Fund’s top five detractors at the position level were banks. While the challenges faced by small-cap banks were exacerbated by the failures of Silicon Valley and Signature Bank earlier this year, we believe earnings and profits are being pressured to a greater degree, in our estimation, by the stubbornly inverted yield curve and the higher yields offered by money markets. However, credit appears to be in good shape, and we see attributes in each of these positions that should help them when the industry rebounds. Timberland Bancorp is a profitable and, in our view, well-managed bank based in Washington state. Western New England Bancorp has been making an effective transition from a thrift to a more commercial bank, while both CNB Financial and Mid Penn Bancorp have been expanding successfully, the former in an interesting and creative way by setting up local banks in small and mid-sized cities.

The Fund’s advantage over the Russell 2000 Value in 2023’s first half came from sector allocation decisions. At the sector level, much higher exposure to the resurgent Information Technology sector, a lower weighting in Financials (particularly in banks), and a bigger weighting in Consumer Discretionary did most to boost relative results while stock selection in Health Care and Real Estate, along with a much lower weighting in Materials, detracted most from performance relative to the Fund’s primary benchmark.

CURRENT POSITIONING AND OUTLOOK

The current environment is uncertain and has so far not been great for small-cap stocks relative to their large-cap peers. 2Q23 saw continued strength for the Nasdaq, especially its mega-cap stocks, which helped companies in the Russell 2000 Growth Index more than those in the Russell 2000 Value Index. Both indexes, however, significantly underperformed large-cap indexes and those that are more broadly based in terms of market capitalization. This extends a trend that began earlier this year, and it’s worth noting that the Russell 2000 remained in a bear market at the end of June, down -20.8% from its most recent peak on 11/8/21. In spite of the skip in June, the Fed remains committed to raising rates until inflation comes down to its 2% target. In addition, as long as employment remains as strong as it has been over the last couple of years, we believe the Fed will stay hawkish. We saw a pronounced falloff in volumes for trucking and transportation companies as economic activity cooled in 2Q23, which strongly suggests that we are still shy of any widespread recovery for cyclicals. Therefore, we believe the bond market properly reflects the current economic circumstances while the equity market looks wrong in that many valuations—even within small cap—still look stretched. In this light, portfolio positioning has not appreciably changed, though we trimmed some semiconductor capital equipment positions and bought a few bulk shipping companies, which looked inexpensive from a long-term perspective.

14 | Royce Capital Fund 2023 Semiannual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RCPFX RCSSX

Performance and Expenses

Average Annual Total Return (%) Through 6/30/23

	JAN-JUN 2023[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/27/96)
RCS	8.13	21.26	17.96	3.59	5.92	6.39	8.36	8.79	9.40
Annual Operating Expenses: 1.15%

1 Not annualized

Morningstar Style Map™ As of 6/30/23

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 32 for additional information.

Value of $10,000

Invested on 12/27/96 as of 6/30/23 ($)

 Includes reinvestment of distributions.

Top 10 Positions

% of Net Assets

Vishay Intertechnology	1.9
Jabil	1.9
Sterling Infrastructure	1.9
Flex	1.9
PulteGroup	1.8
Evercore Cl. A	1.7
Kimball Electronics	1.7
Schneider National Cl. B	1.7
Bloomin’ Brands	1.6
Sanmina Corporation	1.6

Portfolio Sector Breakdown

% of Net Assets

Information Technology	20.2
Industrials	19.8
Consumer Discretionary	18.3
Financials	12.5
Energy	9.0
Health Care	5.3
Communication Services	2.6
Consumer Staples	2.3
Materials	1.3
Real Estate	0.9
Cash and Cash Equivalents	7.8

Calendar Year Total Returns (%)

YEAR	RCS
2022	-9.2
2021	28.8
2020	-7.2
2019	18.7
2018	-8.3
2017	5.4
2016	21.0
2015	-11.8
2014	3.2
2013	34.8
2012	12.5
2011	-3.3
2010	20.5
2009	35.2
2008	-27.2

Upside/Downside Capture Ratios

Periods Ended 6/30/23 (%)

	UPSIDE	DOWNSIDE
10-Year	89	94
From 12/31/96 (Start of Fund’s First Full Quarter)	98	90

Portfolio Diagnostics

Fund Net Assets	$313 million
Number of Holdings	89
Turnover Rate	41%
Average Market Capitalization [1]	$1,430 million
Weighted Average P/E Ratio [2,3]	7.8x
Weighted Average P/B Ratio [2]	1.6x
Active Share [4]	94%
U.S. Investments (% of Net Assets)	92.0%
Non-U.S. Investments (% of Net Assets)	0.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/23).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. The Fund’s total returns do not reflect any deduction for charges or expenses of the variable contracts investing in the Fund. Returns as of the most recent month-end may be obtained at www.royceinvest.com. All performance and risk information reflects the result of the Investment Class (its oldest class). Shares of RCS’s Service Class bear an annual distribution expense that is not borne by the Investment Class; if those expenses were reflected, total returns would have been lower. Annual operating expenses reflect the total gross operating expenses for the Fund’s Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2023. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark went up and dividing it by such benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s primary benchmark. It is calculated by measuring the Fund’s performance in quarters when the primary benchmark goes down and dividing it by such benchmark’s return in those quarters.

Royce Capital Fund 2023 Semiannual Report to Shareholders | 15

Schedule of Investments

Royce Capital Fund - Small-Cap Portfolio

Common Stocks – 92.2%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.6%
MEDIA - 2.6%
Entravision Communications Cl. A	335,618	$1,473,363
Saga Communications Cl. A	141,443	3,021,222
†TEGNA	224,700	3,649,128
Total (Cost $9,358,772)		8,143,713

CONSUMER DISCRETIONARY – 18.3%
DIVERSIFIED CONSUMER SERVICES - 0.6%
Lincoln Educational Services [1]	307,919	2,075,374
HOTELS, RESTAURANTS & LEISURE - 1.6%
Bloomin' Brands	187,500	5,041,875
HOUSEHOLD DURABLES - 3.2%
M/I Homes [1]	49,424	4,309,279
PulteGroup	72,450	5,627,916
		9,937,195
LEISURE PRODUCTS - 1.2%
Malibu Boats Cl. A [1]	39,618	2,323,992
MasterCraft Boat Holdings [1]	43,534	1,334,317
		3,658,309
SPECIALTY RETAIL - 6.5%
Buckle (The)	72,965	2,524,589
†Chico's FAS [1]	436,100	2,333,135
†Destination XL Group [1]	497,200	2,436,280
Haverty Furniture	77,100	2,329,962
OneWater Marine Cl. A [1]	70,928	2,570,431
Shoe Carnival	165,225	3,879,483
†Signet Jewelers	31,700	2,068,742
Williams-Sonoma	17,500	2,189,950
		20,332,572
TEXTILES, APPAREL & LUXURY GOODS - 5.2%
Carter's	54,466	3,954,232
Kontoor Brands	84,600	3,561,660
Movado Group	74,227	1,991,510
Steven Madden	109,718	3,586,681
Tapestry	73,500	3,145,800
		16,239,883
Total (Cost $48,965,288)		57,285,208

CONSUMER STAPLES – 2.3%
CONSUMER STAPLES DISTRIBUTION & RETAIL - 2.3%
Ingles Markets Cl. A	42,311	3,497,004
Village Super Market Cl. A	163,902	3,740,244
Total (Cost $7,371,231)		7,237,248

ENERGY – 9.0%
OIL, GAS & CONSUMABLE FUELS - 9.0%
†Berry Corporation	298,284	2,052,194
Chord Energy	32,073	4,932,827
Civitas Resources	67,400	4,675,538
Dorchester Minerals L.P.	148,605	4,452,206
Matador Resources	72,300	3,782,736
Riley Exploration Permian	113,400	4,050,648
SilverBow Resources [1]	144,696	4,213,548
Total (Cost $23,943,141)		28,159,697

FINANCIALS – 12.5%
BANKS - 7.8%
Citizens Community Bancorp	204,774	1,812,250
CNB Financial	184,467	3,255,842
Landmark Bancorp	28,140	613,452
Mid Penn Bancorp	112,288	2,479,319
National Bankshares	21,234	619,820
Princeton Bancorp	77,018	2,104,132
Riverview Bancorp	302,892	1,526,576
Timberland Bancorp	143,686	3,675,488
TrustCo Bank Corp NY	96,877	2,771,651
Unity Bancorp	153,236	3,614,837
Western New England Bancorp	342,600	2,000,784
		24,474,151
CAPITAL MARKETS - 1.9%
Evercore Cl. A	44,200	5,462,678
Houlihan Lokey Cl. A	5,442	535,003
		5,997,681
FINANCIAL SERVICES - 1.2%
†International Money Express [1]	148,939	3,653,474
INSURANCE - 1.6%
Tiptree	318,672	4,783,267
Total (Cost $38,444,097)		38,908,573

HEALTH CARE – 5.3%
BIOTECHNOLOGY - 1.2%
Catalyst Pharmaceuticals [1]	285,501	3,837,134
HEALTH CARE PROVIDERS & SERVICES - 3.0%
Cross Country Healthcare [1]	158,375	4,447,170
Ensign Group (The)	5,364	512,047
Molina Healthcare [1]	14,000	4,217,360
		9,176,577
PHARMACEUTICALS - 1.1%
SIGA Technologies	701,599	3,543,075
Total (Cost $13,926,786)		16,556,786

INDUSTRIALS – 19.8%
AIR FREIGHT & LOGISTICS - 1.2%
Hub Group Cl. A [1]	46,272	3,716,567
BUILDING PRODUCTS - 2.9%
Insteel Industries	36,405	1,132,924
Quanex Building Products	153,223	4,114,037
UFP Industries	39,200	3,804,360
		9,051,321
CONSTRUCTION & ENGINEERING - 2.9%
Northwest Pipe [1]	105,525	3,191,076
Sterling Infrastructure [1]	105,747	5,900,683
		9,091,759
ELECTRICAL EQUIPMENT - 1.3%
Preformed Line Products	25,705	4,012,550
GROUND TRANSPORTATION - 4.2%
ArcBest Corporation	49,649	4,905,321
Schneider National Cl. B	187,800	5,393,616
†Universal Logistics Holdings	74,512	2,146,691
Werner Enterprises	17,085	754,815
		13,200,443
MARINE TRANSPORTATION - 1.7%
†Genco Shipping & Trading	245,162	3,439,623
†Pangaea Logistics Solutions	271,791	1,840,025
		5,279,648
PROFESSIONAL SERVICES - 4.5%
Barrett Business Services	44,148	3,849,706
IBEX [1]	163,686	3,475,054

16 | Royce Capital Fund 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

June 30, 2023 (unaudited)

Royce Capital Fund - Small-Cap Portfolio (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES (continued)
Kforce	9,214	$577,349
Korn Ferry	47,635	2,359,838
Resources Connection	246,367	3,870,425
		14,132,372
TRADING COMPANIES & DISTRIBUTORS - 1.1%
†Veritiv	26,700	3,353,787
Total (Cost $48,399,370)		61,838,447

INFORMATION TECHNOLOGY – 20.2%
COMMUNICATIONS EQUIPMENT - 1.2%
Aviat Networks [1]	110,816	3,697,930
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 14.0%
ePlus [1]	79,588	4,480,804
Flex [1]	210,100	5,807,164
Insight Enterprises [1]	30,365	4,443,614
Jabil	55,000	5,936,150
Kimball Electronics [1]	196,416	5,426,974
PC Connection	75,026	3,383,673
Sanmina Corporation [1]	83,343	5,023,083
TD SYNNEX	35,442	3,331,548
Vishay Intertechnology	202,661	5,958,233
		43,791,243
IT SERVICES - 0.8%
Computer Task Group [1]	346,086	2,633,715
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.6%
Alpha and Omega Semiconductor [1]	90,546	2,969,909
Amkor Technology	105,584	3,141,124
Cohu [1]	15,936	662,300
Kulicke & Soffa Industries	10,813	642,833
Ultra Clean Holdings [1]	16,738	643,743
		8,059,909
SOFTWARE - 1.6%
Adeia	448,210	4,934,792
Total (Cost $44,276,958)		63,117,589

MATERIALS – 1.3%
METALS & MINING - 1.3%
†Ryerson Holding Corporation	96,300	4,177,494
Total (Cost $3,590,056)		4,177,494

REAL ESTATE – 0.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.9%
RMR Group (The) Cl. A	124,876	2,893,377
Total (Cost $3,419,731)		2,893,377

TOTAL COMMON STOCKS
(Cost $241,695,430)		288,318,132

REPURCHASE AGREEMENT – 4.8%
Fixed Income Clearing Corporation, 3.00% dated 6/30/23, due 7/3/23, maturity value $14,969,488 (collateralized by obligations of U.S. Government Agencies, 3.75% due 5/31/30, valued at $15,265,147)
(Cost $14,965,747)		$14,965,747

TOTAL INVESTMENTS – 97.0%
(Cost $256,661,177)		303,283,879

CASH AND OTHER ASSETS LESS LIABILITIES – 3.0%		9,339,401

NET ASSETS – 100.0%		$312,623,280

†	New additions in 2023.

[1]	Non-income producing.

Bold indicates the Fund’s 20 largest equity holdings in terms of June 30, 2023, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2023 Semiannual Report to Shareholders | 17

Statements of Assets and Liabilities	June 30, 2023 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
ASSETS:
Investments at value (including collateral on loaned securities)[1]	$129,898,627	$288,318,132
Repurchase agreements (at cost and value)	6,101,795	14,965,747
Foreign currency[2]	2,551	–
Receivable for investments sold	18,491	295,286
Receivable for capital shares sold	6,278,495	13,516,295
Receivable for dividends and interest	20,958	85,586
Receivable for securities lending income	348	–
Prepaid expenses and other assets	3,618	7,065
Total Assets	142,324,883	317,188,111
LIABILITIES:
Payable for collateral on loaned securities	273,634	–
Payable for investments purchased	420,341	4,110,972
Payable for capital shares redeemed	152,996	46,953
Payable for investment advisory fees	106,847	211,081
Payable for trustees' fees	9,668	20,360
Accrued expenses	102,516	175,465
Total Liabilities	1,066,002	4,564,831
Net Assets	$141,258,881	$312,623,280
ANALYSIS OF NET ASSETS:
Paid-in capital	$108,216,038	$239,462,059
Total distributable earnings (loss)	33,042,843	73,161,221
Net Assets	$141,258,881	$312,623,280
Investment Class	$120,805,045	$154,108,480
Service Class	20,453,836	158,514,800
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	14,338,713	17,054,703
Service Class	2,504,010	17,957,063
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
(offering and redemption price per share)
Investment Class	$8.43	$9.04
Service Class	8.17	8.83
Investments at identified cost	$101,184,916	$241,695,430
Market value of loaned securities[3]	2,943,958	–

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 The cost of foreign currency is $2,553 for Micro-Cap Portfolio.

3 Market value of loaned securities backed by non-cash collateral is as of prior business day.

18 | Royce Capital Fund 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Six Months Ended June 30, 2023 (unaudited)

	Micro-Cap	Small-Cap
	Portfolio	Portfolio
INVESTMENT INCOME:
INCOME:
Dividends	$469,159	$3,171,181
Foreign withholding tax	(5,466)	–
Interest	52,235	106,635
Securities lending	5,896	539
Total income	521,824	3,278,355
EXPENSES:
Investment advisory fees	644,564	1,422,504
Distribution fees	21,005	181,284
Administrative and office facilities	40,886	75,340
Trustees' fees	18,487	41,153
Audit	17,217	17,472
Custody	13,190	22,357
Shareholder reports	9,801	12,679
Shareholder servicing	8,468	8,111
Legal	2,260	4,843
Other expenses	5,811	11,000
Total expenses	781,689	1,796,743
Compensating balance credits	(79)	(72)
Fees waived by investment adviser	(29,797)	(28,330)
Expenses reimbursed by investment adviser	(12,267)	(13,249)
Net expenses	739,546	1,755,092
Net investment income (loss)	(217,722)	1,523,263
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	5,544,504	(471,157)
Foreign currency transactions	(573)	–
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments	5,278,776	17,322,062
Other assets and liabilities denominated in foreign currency	11	–
Net realized and unrealized gain (loss) on investments and foreign currency	10,822,718	16,850,905
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$10,604,996	$18,374,168

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2023 Semiannual Report to Shareholders | 19

Statements of Changes in Net Assets

	Micro-Cap Portfolio		Small-Cap Portfolio
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
INVESTMENT OPERATIONS:
Net investment income (loss)	$(217,722)	$(661,115)	$1,523,263	$2,214,727
Net realized gain (loss) on investments and foreign currency	5,543,931	(940,974)	(471,157)	23,593,936
Net change in unrealized appreciation (depreciation) on investments and
foreign currency	5,278,787	(37,955,019)	17,322,062	(66,154,197)
Net increase (decrease) in net assets from investment operations	10,604,996	(39,557,108)	18,374,168	(40,345,534)
DISTRIBUTIONS:
Total distributable earnings
Investment Class	–	(35,639,401)	–	(3,069,857)
Service Class	–	(4,335,006)	–	(3,038,165)
Total distributions	–	(39,974,407)	–	(6,108,022)
CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	13,453,659	9,925,000	16,106,484	10,505,441
Service Class	14,236,872	1,132,977	66,680,746	109,240,664
Distributions reinvested
Investment Class	–	35,639,401	–	3,069,857
Service Class	–	4,335,006	–	3,038,165
Value of shares redeemed
Investment Class	(12,071,013)	(23,050,585)	(12,759,198)	(26,631,982)
Service Class	(7,834,323)	(11,854,731)	(74,865,320)	(135,322,249)
Net increase (decrease) in net assets from capital share transactions	7,785,195	16,127,068	(4,837,288)	(36,100,104)
Net Increase (Decrease) in Net Assets	18,390,191	(63,404,447)	13,536,880	(82,553,660)
NET ASSETS:
Beginning of period	122,868,690	186,273,137	299,086,400	381,640,060
End of period	$141,258,881	$122,868,690	$312,623,280	$299,086,400

20 | Royce Capital Fund 2023 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Micro-Cap Portfolio–Investment Class
2023†	$7.72	$(0.01)	$0.72	$0.71	$–	$–	$–	$8.43	9.20%[1]	$120,805	1.18%[2]	1.17%[2]	1.11%[2]	(0.30)%[2]	13%
2022	14.77	(0.05)	(3.28)	(3.33)	–	(3.72)	(3.72)	7.72	(22.43)	109,600	1.31	1.31	1.21	(0.46)	12
2021	11.91	(0.08)	3.61	3.53	–	(0.67)	(0.67)	14.77	29.98	157,042	1.37	1.37	1.33	(0.56)	25
2020	9.75	(0.05)	2.36	2.31	–	(0.15)	(0.15)	11.91	23.79	134,109	1.47	1.47	1.33	(0.51)	25
2019	8.97	(0.04)	1.77	1.73	–	(0.95)	(0.95)	9.75	19.55	132,008	1.43	1.43	1.33	(0.41)	26
2018	10.39	(0.03)	(0.90)	(0.93)	–	(0.49)	(0.49)	8.97	(9.13)	127,457	1.39	1.39	1.33	(0.30)	28
Micro-Cap Portfolio–Service Class
2023†	$7.49	$(0.02)	$0.70	$0.68	$–	$–	$–	$8.17	9.08%[1]	$20,454	1.46%[2]	1.46%[2]	1.38%[2]	(0.57)%[2]	13%
2022	14.37	(0.08)	(3.18)	(3.26)	–	(3.62)	(3.62)	7.49	(22.65)	13,269	1.61	1.61	1.47	(0.74)	12
2021	11.63	(0.11)	3.50	3.39	–	(0.65)	(0.65)	14.37	29.52	29,231	1.64	1.64	1.58	(0.81)	25
2020	9.54	(0.07)	2.31	2.24	–	(0.15)	(0.15)	11.63	23.55	28,039	1.72	1.72	1.58	(0.75)	25
2019	8.80	(0.06)	1.73	1.67	–	(0.93)	(0.93)	9.54	19.24	27,090	1.71	1.71	1.58	(0.66)	26
2018	10.21	(0.06)	(0.87)	(0.93)	–	(0.48)	(0.48)	8.80	(9.29)	14,644	1.64	1.64	1.58	(0.57)	28
Small-Cap Portfolio–Investment Class
2023†	$8.36	$0.05	$0.63	$0.68	$–	$–	$–	$9.04	8.13%[1]	$154,108	1.14%[2]	1.14%[2]	1.11%[2]	1.25%[2]	41%
2022	9.41	0.08	(0.94)	(0.86)	(0.04)	(0.15)	(0.19)	8.36	(9.20)	139,807	1.15	1.15	1.08	0.96	88
2021	7.41	0.03	2.10	2.13	(0.13)	–	(0.13)	9.41	28.82	172,388	1.11	1.11	1.08	0.37	51
2020	8.19	0.06	(0.65)	(0.59)	(0.07)	(0.12)	(0.19)	7.41	(7.15)	153,953	1.19	1.19	1.08	0.90	95
2019	7.87	0.09	1.37	1.46	(0.06)	(1.08)	(1.14)	8.19	18.67	173,492	1.15	1.15	1.08	1.04	111
2018	8.77	0.06	(0.78)	(0.72)	(0.07)	(0.11)	(0.18)	7.87	(8.24)	171,561	1.11	1.11	1.08	0.62	56
Small-Cap Portfolio–Service Class
2023†	$8.18	$0.04	$0.61	$0.65	$–	$–	$–	$8.83	7.95%[1]	$158,515	1.38%[2]	1.38%[2]	1.35%[2]	0.90%[2]	41%
2022	9.20	0.06	(0.92)	(0.86)	(0.01)	(0.15)	(0.16)	8.18	(9.41)	159,279	1.40	1.40	1.33	0.68	88
2021	7.25	0.01	2.05	2.06	(0.11)	–	(0.11)	9.20	28.45	209,252	1.35	1.35	1.33	0.10	51
2020	8.01	0.05	(0.64)	(0.59)	(0.05)	(0.12)	(0.17)	7.25	(7.33)	205,500	1.43	1.43	1.33	0.73	95
2019	7.69	0.06	1.35	1.41	(0.04)	(1.05)	(1.09)	8.01	18.44	225,250	1.39	1.39	1.33	0.86	111
2018	8.55	0.04	(0.76)	(0.72)	(0.03)	(0.11)	(0.14)	7.69	(8.50)	104,129	1.34	1.34	1.33	0.31	56

† Six months ended June 30, 2023 (unaudited).

1 Not annualized

2 Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	Royce Capital Fund 2023 Semiannual Report to Shareholders | 21

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:

Royce Capital Fund – Micro-Cap Portfolio and Royce Capital Fund – Small-Cap Portfolio (the “Fund” or “Funds”) are the two series of Royce Capital Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust. Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. Micro-Cap Portfolio and Small-Cap Portfolio commenced operations on December 27, 1996.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing and shareholder reports, and receive different transfer agent balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”).

VALUATION OF INVESTMENTS:

Portfolio securities held by the Funds are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Investments in money market funds are valued at net asset value per share. Values for non-U.S. dollar denominated equity securities are converted to U.S. dollars daily based upon prevailing foreign currency exchange rates as quoted by a major bank.

Equity securities that are listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, are valued: (i) on the basis of their last reported sales prices or official closing prices, as applicable, on a valuation date; or (ii)  at their highest reported bid prices in the event such equity securities did not trade on a valuation date. Such inputs are generally referred to as “Level 1” inputs because they represent reliable quoted prices in active markets for identical securities.

If the value of a portfolio security held by a Fund cannot be determined solely by reference to Level 1 inputs, such portfolio security will be “fair valued.” The Trust’s Board of Trustees has designated Royce as valuation designee to perform fair value determinations for such portfolio securities in accordance with Rule 2a-5 under the Investment Company Act of 1940 (“Rule 2a-5”). Pursuant to Rule 2a-5, fair values are determined in accordance with policies and procedures approved by the Trust's Board of Trustees and policies and procedures adopted by Royce in its capacity as valuation designee for the Trust. Fair valued securities are reported as either “Level 2” or “Level 3” securities.

As a general principle, the fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, no assurance can be given that a fair value assigned to a particular portfolio security will be the amount which the Fund might be able to receive upon its current sale. When a fair value pricing methodology is used, the fair value prices used by the Fund for such securities will likely differ from the quoted or published prices for the same securities.

Level 2 inputs are other significant observable inputs (e.g., dealer bid side quotes and quoted prices for securities with comparable characteristics). Examples of situations in which Level 2 inputs are used to fair value portfolio securities held by the Funds on a particular valuation date include:

●	Over-the-counter equity securities other than those traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system (collectively referred to herein as “Other OTC Equity Securities”) are fair valued at their highest bid price when Royce receives at least two bid side quotes from dealers who make markets in such securities;

●	Certain bonds and other fixed income securities may be fair valued by reference to other securities with comparable ratings, interest rates, and maturities in accordance with valuation methodologies maintained by certain independent pricing services; and

●	The Funds use an independent pricing service to fair value certain non-U.S. equity securities when U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts, and other indications to estimate the fair value of such non-U.S. securities.

22 | Royce Capital Fund 2023 Semiannual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

Level 3 inputs are significant unobservable inputs. Examples of Level 3 inputs include (without limitation) the last trade price for a security before trading was suspended or terminated; discounts to last trade price for lack of marketability or otherwise; market price information regarding other securities; information received from the issuer and/or published documents, including SEC filings and financial statements; and other publicly available information. Pursuant to the above-referenced policies and procedures, Royce may use various techniques in making fair value determinations based upon Level 3 inputs, which techniques may include (without limitation): (i) workout valuation methods (e.g., earnings multiples, discounted cash flows, liquidation values, derivations of book value, firm or probable offers from qualified buyers for the issuer’s ongoing business, etc.); (ii) discount or premium from market, or compilation of other observable market information, for other similar freely traded securities; (iii) conversion from the readily available market price of a security into which an affected security is convertible or exchangeable; and (iv) pricing models or other formulas. In the case of restricted securities, fair value determinations generally start with the inherent or intrinsic worth of the relevant security, without regard to the restrictive feature, and are reduced for any diminution in value resulting from the restrictive feature. Due to the inherent uncertainty of such valuations, these fair values may differ significantly from the values that would have been used had an active market existed.

A security that is valued by reference to Level 1 or Level 2 inputs may drop to Level 3 on a particular valuation date for several reasons, including if:

●	an equity security that is listed on an exchange or Nasdaq, or traded on OTC Market Group Inc.’s OTC Link ATS or other alternative trading system, has not traded and there are no bids;

●	Royce does not receive at least two bid side quotes for an Other OTC Equity Security;

●	the independent pricing services are unable to supply fair value prices; or

●	the Level 1 or Level 2 inputs become otherwise unreliable for any reason (e.g., a significant event occurs after the close of trading for a security but prior to the time a Fund prices its shares).

The table below shows the aggregate value of the various Level 1, Level 2, and Level 3 securities held by the Funds as of June 30, 2023. Any Level 2 or Level 3 securities held by a Fund are noted in its Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with owning those securities.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Micro-Cap Portfolio
Common Stocks	$126,628,976	$2,996,017	$0	$129,624,993
Repurchase Agreement	–	6,101,795	–	6,101,795
Money Market Fund/Collateral Received for Securities Loaned	273,634	–		273,634
Small-Cap Portfolio
Common Stocks	288,318,132	–	–	288,318,132
Repurchase Agreement	–	14,965,747	–	14,965,747

Level 3 Reconciliation:

					UNREALIZED GAIN (LOSS) [1]
	BALANCE AS OF 12/31/22	PURCHASES	SALES	REALIZED GAIN (LOSS) [1]	CURRENTLY HELD SECURITIES	SECURITIES NO LONGER HELD	BALANCE AS OF 6/30/23
Micro-Cap Portfolio
Common Stocks	$0	$–	$–	$–	$0	$–	$0
[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds as of June 30, 2023, are next business day and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise

Royce Capital Fund 2023 Semiannual Report to Shareholders | 23

Notes to Financial Statements (unaudited) (continued)

FOREIGN CURRENCY (continued):

from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds as of June 30, 2023:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT
Micro-Cap Portfolio	$273,634	$(275,303)	$(1,669)

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The contractual maturity of cash collateral is overnight and continuous.

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian as of June 30, 2023:

	NON-CASH COLLATERAL	SECURITIES ON LOAN COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT
Micro-Cap Portfolio	$2,743,732	$(2,668,655)	$75,077

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

The Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

24 | Royce Capital Fund 2023 Semiannual Report to Shareholders

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

COMPENSATING BALANCE CREDITS:

The Funds have an arrangement with their transfer agent, whereby a portion of the transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the transfer agent.

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 6, 2023. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility (i.e., 0.25% of any unsused portion of the line of credit) and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a variable rate equal to the Applicable Rate plus the Applicable Margin. The term Applicable Rate means, for any day, a rate equal to the sum of (a) 0.10%, plus (b) the higher of (i) the Federal Funds Effective Rate for such day, or (ii) the Overnight Bank Funding Rate for such day. The term Applicable Margin means 1.25%. The Funds did not utilize the line of credit during the six months ended June 30, 2023.

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22	Six Months Ended 6/30/23 (unaudited)	Year Ended 12/31/22
Micro-Cap Portfolio
Investment Class	1,650,007	876,101	–	4,634,513	(1,516,677)	(1,938,927)	133,330	3,571,687
Service Class	1,780,248	98,642	–	580,322	(1,047,667)	(941,140)	732,581	(262,176)
Small-Cap Portfolio
Investment Class	1,812,087	1,233,648	–	363,727	(1,474,315)	(3,195,023)	337,772	(1,597,648)
Service Class	7,768,109	12,673,100	–	368,263	(9,282,362)	(16,317,611)	(1,514,253)	(3,276,248)

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP		SIX MONTHS ENDED JUNE 30, 2023 (UNAUDITED)
	PERCENTAGE OF AVERAGE NET ASSETS	Investment Class	Service Class	Net advisory fees	Advisory fees waived
Micro-Cap Portfolio	1.00%[1]	N/A2	N/A3	$614,767	$29,797
Small-Cap Portfolio	1.00%	N/A2	N/A2	1,394,174	28,330

[1]	The annual contractual advisory fee for Micro-Cap Portfolio was reduced to 1.00% from 1.25%, effective July 1, 2022.
[2]	Royce had contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain the Funds’ Investment Class net annual operating expense ratios at 1.08% through April 30, 2023.
[3]	Royce had contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain the Funds’ Service Class net annual operating expense ratios at 1.33% through April 30, 2023.

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees from each Fund’s Service Class that are computed daily and payable monthly, at an annual rate of 0.25% of the average net assets of each Class. For the six months ended June 30, 2023, Micro-Cap Portfolio-Service Class recorded distribution fees of $21,005 and Small-Cap Portfolio-Service Class recorded distribution fees of $181,284.

Royce Capital Fund 2023 Semiannual Report to Shareholders | 25

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities:

For the six months ended June 30, 2023, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES
Micro-Cap Portfolio	$17,229,612	$15,552,231
Small-Cap Portfolio	115,367,299	136,673,405

Class Specific Expenses:

Class specific expenses were as follows for the six months ended June 30, 2023:

	DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Micro-Cap Portfolio – Investment Class	$–	$4,818	$8,418	$(55)	$13,181	$8,891
Micro-Cap Portfolio – Service Class	21,005	3,650	1,383	(24)	26,014	3,376
	21,005	8,468	9,801	(79)		12,267
Small-Cap Portfolio – Investment Class	–	4,357	7,697	(50)	12,004	7,984
Small-Cap Portfolio – Service Class	181,284	3,754	4,982	(22)	189,998	5,265
	181,284	8,111	12,679	(72)		13,249

Tax Information:

As of June 30, 2023, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

	TAX BASIS COST	NET UNREALIZED APPRECIATION (DEPRECIATION)	GROSS UNREALIZED
			Appreciation	(Depreciation)
Micro-Cap Portfolio	$107,382,949	$28,617,473	$43,978,432	$15,360,959
Small-Cap Portfolio	261,848,290	41,435,589	50,433,774	8,998,185

The primary cause of the difference between book and tax basis cost is the timing of the recognition of losses on securities sold.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

26 | Royce Capital Fund 2023 Semiannual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2023, and held for the entire six-month period ended June 30, 2023. Service Class shares are generally available only through certain insurance companies who receive service fees from the Fund for services that they perform.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2023, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During the Period[1]	Beginning Account Value 1/1/23	Ending Account Value 6/30/23	Expenses Paid During the Period[1]	Net Annualized Operating Expense Ratio[2]
Investment Class Micro-Cap Portfolio	$1,000.00	$1,091.97	$5.76	$1,000.00	$1,019.29	$5.56	1.11%
Small-Cap Portfolio	1,000.00	1,081.34	5.73	1,000.00	1,019.29	5.56	1.11%
Service Class Micro-Cap Portfolio	1,000.00	1,090.79	7.15	1,000.00	1,017.95	6.90	1.38%
Small-Cap Portfolio	1,000.00	1,079.46	6.96	1,000.00	1,018.10	6.76	1.35%

[1]	Expenses are equal to the Fund's net annualized operating expense ratio multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period). This information does not include fees or expenses of the variable annuity contracts investing in the Fund.
[2]	Net annualized operating expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

Royce Capital Fund 2023 Semiannual Report to Shareholders | 27

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Trustee1, President

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 74 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds

Principal Occupation(s) During Past 5 Years: Consultant and President, Ravengate Partners LLC (since 2000). Formerly Director, Wisconsin Energy Corp. (until 2022).

Christopher C. Grisanti, Trustee

Age: 61 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager, MAI Capital Management LLC (investment advisory firm) (since May 2020). Formerly Co-Founder and Chief Executive Officer, Grisanti Capital Management LLC (investment advisory firm) (from 1999 to 2020); Director of Research and Portfolio Manager, Spears Benzak, Salomon & Farrell (from 1994 to 1999); and Senior Associate, Simpson, Thacher & Bartlett (law firm) (from 1988 to 1994).

Cecile B. Harper, Trustee

Age: 60 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Financial Officer and Chief Operating Officer, College Foundation at the University of Virginia (since October 2019). Formerly Board Member, Pyramid Peak Foundation (January 2012 to 2022); Board Member, Regional One Health Foundation (from June 2013 to September 2019); and Principal, Southeastern Asset Management (from December 1993 to September 2019).

Arthur S. Mehlman, Trustee

Age: 81 | Number of Funds Overseen: 16 | Tenure: Since 2004

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Director, University of Maryland Foundation (non-profits). Formerly Director/Trustee, registered investment companies constituting the Legg Mason Funds (from 2002 to June 2021); Director, The League for People with Disabilities, Inc. (from June 2003 to June 2018); Director, Municipal Mortgage & Equity, LLC (from October 2004 to April 2011); Director, University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Director, Maryland Business Roundtable for Education (from July 1984 to June 2002); and Partner, KPMG LLP (international accounting firm) (from 1972 to 2002)

G. Peter O’Brien, Trustee

Age: 77 | Number of Funds Overseen: 72 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 56 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus, Colgate University (since 2005); and Emeritus Board Member, Hill House, Inc. (since 2019). Formerly Director, TICC Capital Corp. (from 2003-2017); Trustee, Colgate University (from 1996 to 2005); President, Hill House, Inc. (from 2001 to 2005); Board Member, Hill House, Inc. (from 1999 to 2019); Director, Bridges School (from 2006 to 2018); and Managing Director/ Equity Capital Markets Group, Merrill Lynch & Co. (from 1971 to 1999).

Julia W. Poston, Trustee2

Age: 63 | Number of Funds Overseen: 16 | Tenure: Since 2023

Non-Royce Directorships: Ohio National Fund, Inc. and The James Advantage Funds

Principal Occupation(s) During Past Five Years: Director, Member of Nominating/Governance Committee, and Chair of Audit Committee, Al. Neyer Corporation (since 2020); Director, Member of Governance Committee, and Chair of Audit Committee, Master Fluid Solutions (since 2021); Trustee and Chair of Finance/Audit Committee, Cincinnati Museum Center (non-profit) (since 2015); and Director and Founder, Cincinnati Women’s Executive Forum (non-profit) (since 2010). Formerly Senior Client Partner (2002-2020) and Assurance Practice Group Leader for Ohio Valley Region (2014-2019), Ernst & Young, LLP (international accounting and services firm); and Audit Partner, Arthur Andersen LLP (international accounting and services firm) (1982-2002).

Michael K. Shields, Trustee

Age: 65 | Number of Funds Overseen: 16 | Tenure: Since 2015

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer, Piedmont Trust Company (privately-owned North Carolina trust company) (since February 2012); Chairman, UNC Charlotte Investment Fund Board (since February 2016); and Chairman, Halftime Carolinas Board (since February 2011). Formerly Owner, Shields Advisors (investment consulting firm) (from April 2010 to June 2012); President and Chief Executive Officer, Eastover Capital Management (2005-2007); President and Chief Executive Officer, Campbell, Cowperthwait (investment subsidiary of U.S. Trust Corporation) (1997-2002); and equity portfolio manager and co-manager of Quality Growth Team, Scudder, Stevens and Clark (1992-1997).

Francis D. Gannon, Vice President

Age: 55 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 61 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 57 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 56 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

John P. Schwartz, Chief Compliance Officer

Age: 52 | Tenure: Since 2022

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since May 2022) and Associate General Counsel and Compliance Officer of Royce (since March 2013).

1Interested Trustee.

2Became a Trustee effective as of the close of business on July 12, 2023.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

28 | Royce Capital Fund 2023 Semiannual Report to Shareholders

Board Approval of Investment Advisory Agreement

At meetings held on June 14-15, 2023, the Board of Trustees of Royce Capital Fund (the “Board”), including all of the non-interested trustees, approved the continuation of the investment advisory agreement (the “Agreement”) between Royce & Associates, LP (“Royce”) and Royce Capital Fund (“RCF”) relating to each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (each, a “Fund” and together, the “Funds”). In reaching these decisions, the Board reviewed the materials provided by Royce, which included, among other things, information prepared internally by Royce and independently by Broadridge Financial Solutions, Inc. (“Broadridge”) using the database and methodology of Morningstar Associates, LLC (“Morningstar”) containing detailed investment advisory fee, expense ratio, and investment performance comparisons for each Fund with other mutual funds in its “peer group” and “category”, information regarding the past performance of the Funds and other registered investment companies managed by Royce and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. Royce also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and other execution products and services provided to the Funds. The Board also took into account information furnished by Royce in response to various trustee questions regarding Royce operations and the Funds. The Board also considered other matters it deemed important to the approval process such as allocation of brokerage commissions, “soft dollar” research services Royce receives, payments made to affiliates of Royce, as well as payments made by Royce, relating to the distribution of Fund shares, and other direct and indirect benefits Royce and its affiliates receive from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from Royce. The Board also noted Royce’s efforts to provide enhanced analytical tools to its investment staff along with the ongoing meetings conducted by Royce’s Co-Chief Investment Officers with portfolio managers experiencing performance challenges in an attempt to address such challenges. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase shares of one or both Funds included a decision to select Royce as the investment adviser and that there was a strong association in the minds of Fund shareholders between Royce and each Fund. In considering factors relating to the approval of the continuance of the Agreement, the non-interested trustees received assistance and advice from, and met separately with, their independent legal counsel. While continuation of the investment advisory and administrative arrangements for each Fund was considered at the same Board meeting, the trustees considered the circumstances and interests of each Fund separately. Among other factors, the trustees noted that they considered the following:

The nature, extent and quality of services provided by Royce

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the continuation of the Agreement: (i) Royce’s more than 50 years of value investing experience and track record; (ii) the history of long-tenured Royce portfolio managers managing each Fund; (iii) Royce’s focus on small-cap and micro-cap value investing; (iv) the consistency of Royce’s approach to managing each Fund, other open-end mutual funds, and closed-end funds over more than 50 years; (v) the integrity and high ethical standards adhered to at Royce; (vi) Royce’s specialized experience in the area of trading small- and micro-cap securities; (vii) Royce’s historical ability to attract and retain portfolio management, research, and analytical talent (and, in this regard, considered the effort and resources Royce had committed to acquiring portfolio management, research, and analytical talent during the preceding few years); and (viii) Royce’s focus on shareholder interests as exemplified by capping expenses on smaller funds and providing expansive shareholder reporting and communications. The Board reviewed the services that Royce provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that Royce provided certain administrative services to the Funds at cost, pursuant to the Administration Agreement between Royce and RCF, on behalf of each Fund. The Board determined that the services to be provided to each Fund by Royce would be the same as those that it previously provided to each Fund. The Board also took into consideration the histories, reputations and backgrounds of Royce’s portfolio managers for each Fund, finding that these would likely have an impact on the continued success of such Fund. The Board concluded that the investment advisory services provided by Royce to each Fund compared favorably to services provided by Royce to other Royce client accounts, including other funds, in both nature and quality, and that the scope of services provided by Royce continues to be suitable for each Fund.

Investment performance of the Funds and Royce

Royce generally emphasizes a risk-averse approach to investing. In light of that approach, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of each Fund’s performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches importance to risk-adjusted performance over relatively long periods of time, typically 3 to 10 years, because such periods tend to encompass different market environments and cycles, unlike shorter time periods.

Small- and large-cap stocks confronted a variety of bearish macro factors in 2022, including high inflation, a hawkish Fed which ushered in much higher interest rates, and the ongoing war in Ukraine, and experienced a decidedly difficult year in the process. The Russell 2000 Index fell -20.4% for the year, its third-worst calendar year performance on record, trailing only 2008, during the Financial Crisis, and 2002, the worst year, which followed the peak of the Internet Bubble. The Board noted that large-cap companies had a similarly negative experience in 2022, with the Russell 1000 Index falling -19.1% during the period. Within the small-cap market, the Board noted that small-cap value stocks fared better than small-cap growth stocks (falling -14.5% and -26.4%, respectively) over the period. The Board also noted that 2022’s double-digit losses were not limited to equities, as the Bloomberg Barclays U.S. Aggregate Bond Index fell -13.0% while its global counterpart, the Bloomberg Barclays Global Aggregate Bond Index, declined -16.2%. The Board noted that Royce Small-Cap Portfolio (“RCS”) ranked in the 4th Sharpe Ratio quartile within its Morningstar category for the 3- and 5-year periods ended December 31, 2022, but ranked in the 1st Sharpe Ratio quartile within its Morningstar category for the 1-year period ended December 31, 2022. The Board further noted that Royce Micro-Cap Portfolio (“RCM”) ranked in the 4th Sharpe Ratio quartile within its Morningstar category for the 1-year period ended December 31, 2022, but ranked in the 2nd quartile within its Morningstar category for the 3- and 5-year periods ended December 31, 2022.

Royce Capital Fund 2023 Semiannual Report to Shareholders | 29

Board Approval of Investment Advisory Agreement (continued)

A large portion of the post-2008 market period was marked by historically low interest rates and significant U.S. Federal Reserve market intervention. During this period, highly leveraged, nonearning companies and yield-oriented securities (e.g., master limited partnerships, real estate investment trusts, and utilities) generally outperformed the companies with more conservative balance sheets, low leverage, the ability to generate and effectively allocate free cash flow, and strong returns on invested capital and cyclical companies generally favored by the Funds. The Board noted that each Fund ranked in the 4th Sharpe Ratio quartile within its Morningstar category for the 10-year period ended December 31, 2022.

In addition to the relative risk–adjusted performance of each Fund, the Board also reviewed and considered each Fund’s absolute total returns, down market performance, and long-term performance records over periods of 10 years or longer. The Board noted that Royce manages a number of funds that invest in micro-cap and small-cap issuers, many of which had outperformed their benchmark indices and their competitors during the periods prior to the U.S. Federal Reserve’s near zero interest rate policy and related market interventions that followed the 2008 financial crisis, as well as in more recent periods. Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Royce had the necessary qualifications, experience and track record in managing equity mutual funds to manage each Fund. The Board determined that Royce continues to be an appropriate investment adviser for each Fund.

Cost of the services provided and profits realized by Royce from its relationship with each Fund

The Board considered the cost of the services provided by Royce and the profits realized by Royce from its relationship with each Fund. As part of the analysis, the Board discussed with Royce its methodology in allocating its costs to each Fund and concluded that Royce’s allocations were reasonable. The Board concluded that Royce’s profits with respect to each Fund during the year ended December 31, 2022, were reasonable in relation to the nature and quality of services provided.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale

While acknowledging that the presence or absence of economies of scale in fund management businesses can be debated and is in any event difficult to measure and directly assess, the Board considered whether there have been economies of scale in respect of the management of each Fund, whether each Fund had appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The Board noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large-cap stocks. The Board concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale (while again noting the various potential issues with assessing such economies of scale both in general and under the facts at hand) and that no changes were currently necessary.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients

The Board reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Agreement to other contracts of Royce and to contracts of other investment advisers to registered investment companies investing in small- and micro-cap stocks, as provided by Broadridge. The Board noted that the contractual advisory fee rate for each Fund exceeded the median of its Broadridge-assigned peers. The Board also noted the importance of the net annual operating expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to which entity is responsible for particular types of expenses. It was noted that RCS’s net annual operating expense ratio of 1.08% ranked in the 2nd quartile, 13 basis points lower than the median of the peer group assigned by Broadridge. The Board further noted that RCM’s net annual operating expense ratio of 1.21% ranked in the 2nd quartile, 5 basis points lower than the median of the peer group assigned by Broadridge. The trustees additionally noted: (i) RCM’s contractual investment advisory fee rate was reduced from 1.25% to 1.00% of its average daily net assets, effective July 1, 2022; (ii) RCM’s net annual operating expense ratio would have been lower had such reduced contractual investment advisory fee rate been in effect for the entire calendar year ended December 31, 2022; and (iii) such reduced contractual investment advisory fee rate should help to further reduce RCM’s net annual operating expense ratio for the calendar year ending December 31, 2023.

The Board also noted that Royce manages each Fund in an active fashion. The industry accepted metric for measuring how actively an equity portfolio is managed is called “active share.” In particular, active share measures how much the holdings of an equity portfolio differ from the holdings of its appropriate passive benchmark index. At the extremes, a portfolio with no holdings in common with the benchmark would have 100% active share, while a portfolio that is identical to the benchmark would have 0% active share. Royce presented several analyses to the Board which demonstrated that mutual funds with high active share scores had higher expense ratios than mutual funds with lower active share scores due to the resources required for the active management of those funds. The Board noted that the active shares for RCM and RCS were 91% and 96%, respectively, for the calendar year ended December 31, 2022.

The Board further noted that Royce had, from time to time, waived advisory fees in order to maintain expense ratios at competitive levels. The Board also considered fees charged by Royce to institutional and other clients and noted that, given the greater level of services that Royce provides to registered investment companies such as the Funds as compared to other accounts, each Fund’s advisory fees compared favorably to these other accounts.

No single factor was cited as determinative to the decision of the Board. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the non-interested trustees, determined to approve the continuation of the existing Agreement, concluding that continuation of the Agreement is in the best interest of the shareholders of each Fund and that each Fund’s investment advisory fee rate is reasonable in relation to the services provided.

30 | Royce Capital Fund 2023 Semiannual Report to Shareholders

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders. As required by the Liquidity Rule, Royce Capital Fund (the “Trust”) adopted and implemented a written Liquidity Risk Management Program (as amended from time to time, the “LRMP”) which took effect on December 1, 2018.

The LRMP is designed to assess and manage the liquidity risk of each of Royce Micro-Cap Portfolio and Royce Small-Cap Portfolio (each, a “Fund” and together, the “Funds”), taking into consideration each Fund’s: (i) investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; (ii) short and long-term cash low projections; (iii) holdings of cash and cash equivalents; and (iv) access to other funding sources, including custodian overdrafts and the Funds’ line of credit. In this context, liquidity risk refers to the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of the Chief Risk Officer of Royce Investment Partners (“Royce”) as the administrator of the LRMP (in such capacity, the “Administrator”). The Administrator reports directly to the Board and serves at its pleasure in her capacity as Administrator. Such person also reports directly to Royce’s Chief Executive Officer in her capacity as Royce’s Chief Risk Officer. The members of Royce’s Risk Management Committee and its Legal & Compliance Department serve the Administrator in an advisory capacity. The Administrator may also consult with Royce’s portfolio management, administration, and trading personnel to the extent such person deems it necessary or appropriate to carry out the duties assigned to the Administrator under the LRMP. The Trust has retained a third-party liquidity vendor that performs various functions in connection with the administration of the LRMP, including classifying the liquidity of each Fund investment.

In accordance with the requirements of the Liquidity Rule and the LRMP, each Fund must classify each of its investments into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

•	Highly liquid investments – cash or convertible to cash within three business days or less.

•	Moderately liquid investments – convertible to cash in three to seven calendar days.

•	Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days.

•	Illiquid investments – cannot not be sold or disposed of within seven calendar days.

In addition, the LRMP prohibits a Fund from acquiring any illiquid investment if, immediately after such acquisition, it would have invested more than 15% of its net assets in illiquid investments. Liquidity classification determinations take into account a variety of factors, including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from the third-party liquidity vendor.

Each Fund has been classified as a “primarily highly liquid fund” under the LRMP. For these purposes, a primarily highly liquid fund must hold more than 50% of its net assets in highly liquid investments. A Fund would cease to be a primarily highly liquid fund if its highly liquid investments fell to 50% or less of its net assets as of the end of any calendar month.

The Administrator presented a report to the Board at its meeting on February 16, 2023 that addressed the adequacy and effectiveness of the LRMP during the period January 1, 2022 to December 31, 2022 (the “covered period”). Among other things, the report provided summary information regarding overall market liquidity and the Funds’ compliance with various liquidity-related requirements along with examples of how the Administrator, Royce’s Risk Management Committee, and the relevant portfolio managers monitored and reacted to changes in liquidity profiles during the covered period. The report concluded that:

•	each Fund remained a primarily highly liquid fund during the covered period;

•	neither Fund breached the 15% limit on illiquid investments during the covered period;

•	the LRMP remains reasonably designed and implemented to assess and manage each Fund’s liquidity risk; and

•	each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the covered period.

No assurance can be given that the LRMP will achieve its objectives in the future. Please refer to the Trust’s statutory prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks and a description of how the Funds expect to satisfy redemption requests.

Royce Capital Fund 2023 Semiannual Report to Shareholders | 31

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2023, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2023 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/ or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 publicly traded U.S. companies in the Russell 3000 Index. The Russell Top 50 Index is an index of domestic large-cap stocks. It measures the performance of approximately 50 of the largest publicly traded companies in the Russell 3000 Index. Securities are weighted based on their style score. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This material is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI ex USA Large Cap Index is an unmanaged, capitalization weighted index of global large-cap stocks, excluding the United States. The Nasdaq Composite Index is a market capitalization-weighted index of more than 3,700 stocks listed on the Nasdaq stock exchange. The Center for Research in Securities Prices (CRSP) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The value score is subtracted from the growth score to determine the overall style score. For the Morningstar Small Blend Category: ©2023 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. The Royce Funds is a service mark of The Royce Fund. Distributor: Royce Fund Services, LLC.

Royce Capital Fund–Micro-Cap Portfolio invests primarily in securities of micro-cap companies and Royce Capital Fund–Small-Cap Portfolio invests primarily in securities of small-cap companies. Investments in these types of companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Capital Fund–Micro-Cap Portfolio and Royce Capital Fund–Small-Cap Portfolio may each invest up to 25% its assets in foreign securities that may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and a Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at www.royceinvest.com.

32 | Royce Capital Fund 2023 Semiannual Report to Shareholders

Notes to Performance and Other Important Information (continued)

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,

•	the prospects of the Funds’ portfolio companies,

•	the impact of investments that the Funds have made or may make,

•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.royceinvest.com, by calling (800) 221-4268 (toll-free), and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Royce Capital Fund 2023 Semiannual Report to Shareholders | 33

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Our team of 17 portfolio managers has significant
personal investments in the strategies they manage.

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RCF-REP-0623

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark

Christopher D. Clark

President

Date: August 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE CAPITAL FUND		ROYCE CAPITAL FUND

BY:	/s/ Christopher D. Clark	BY:	/s/ Peter K. Hoglund
Christopher D. Clark		Peter K. Hoglund
President		Chief Financial Officer

Date: August 10, 2023		Date: August 10, 2023